LEGG MASON PARTNERS INCOME TRUST

AUGUST 20, 2010

SUPPLEMENT TO SUMMARY PROSPECTUS OF

LEGG MASON WESTERN ASSET CORE BOND FUND

DATED NOVEMBER 30, 2009

AND

SUPPLEMENT TO PROSPECTUS OF

LEGG MASON WESTERN ASSET CORE BOND FUND

DATED NOVEMBER 30, 2009

Summary Prospectus

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated November 30, 2009, as supplemented on March 12, 2010, May 21, 2010 and August 20, 2010 and as may be amended or further supplemented, the fund’s statement of additional information, dated November 30, 2009, as supplemented on March 12, 2010, May 21, 2010 and August 20, 2010 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated July 31, 2009, are incorporated by reference into this Summary Prospectus.

The sub-section labeled “Portfolio managers” under the section titled “Management” in the fund’s Summary Prospectus is deleted and replaced with the following:

Portfolio managers: S. Kenneth Leech, Stephen A. Walsh, Carl L. Eichstaedt and Mark S. Lindbloom. Messrs. Leech, Walsh, Eichstaedt and Lindbloom have been portfolio managers for the fund since 2006. These portfolio managers work together with a broader investment management team.

Prospectus

The sub-section labeled “Portfolio managers” under the section titled “Management” in the fund’s Prospectus is deleted and replaced with the following:

Portfolio managers: S. Kenneth Leech, Stephen A. Walsh, Carl L. Eichstaedt and Mark S. Lindbloom. Messrs. Leech, Walsh Eichstaedt and Lindbloom have been portfolio managers for the fund since 2006. These portfolio managers work together with a broader investment management team.

The sub-section labeled “Portfolio managers” under the section titled “More on fund management” in the fund’s Prospectus is deleted and replaced with the following:

Portfolio managers

The fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and investment strategies for a fund depends on the asset classes in which the fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for each fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of this fund are S. Kenneth Leech, Stephen A. Walsh, Carl L. Eichstaedt and Mark S. Lindbloom. Messrs. Leech, Walsh, Eichstaedt and Lindbloom have been portfolio managers for the fund since 2006.

Messrs. Leech, Walsh and Eichstaedt are portfolio managers with Western Asset and have been employed by Western Asset for more than five years.

Mr. Lindbloom is a portfolio manager with Western Asset. Mr. Lindbloom joined Western Asset in 2006. Prior to that time, Mr. Lindbloom was a Managing Director of Citigroup Asset Management and had been associated with its predecessor companies since 1986.

The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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